UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) Dr. Cyrus Arman, President of CytoDyn Inc. (the “Company”) and the Company’s principal executive officer, recently informed the Company that he will be taking a medical leave of absence. On May 18, 2023, the Company’s Board of Directors appointed Antonio Migliarese as acting principal executive officer of the Company on an interim basis. Mr. Migliarese will also continue in his position as Chief Financial Officer.

Mr. Migliarese, age 39, has served as the Company’s Chief Financial Officer since May 18, 2021. Mr. Migliarese has held various positions since joining the Company as its Financial Reporting Manager on January 16, 2020, including Vice President, Corporate Controller, from January 16, 2020 until May 17, 2021, and Interim President from January 24, 2022 until June 27, 2022. Prior to joining the Company, Mr. Migliarese was the Controller for Domaine Serene Vineyards and Winery, Inc., from 2018 to 2020, and Corporate Controller for Lightspeed Technologies, Inc., an R&D company and supplier of high-tech audio and video solutions to schools and similar organizations, from 2015 to 2018. Mr. Migliarese is a Certified Public Accountant and began his career in the assurance group of PricewaterhouseCoopers LLP.

Mr. Migliarese’s compensation will continue as provided in his Employment Agreement with the Company dated as of May 18, 2021, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on October 12, 2021. There are no other arrangements or understandings between Mr. Migliarese and any other persons pursuant to which he agreed to serve as the Company’s principal executive officer on an interim basis, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Migliarese and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer.

Item 7.01	Regulation FD Disclosure.

A copy of a press release issued by the Company on May 24, 2023, is furnished as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished as part of this report.

Exhibit Number	Description
99.1	Press release dated May 24, 2023
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: May 24, 2023	By	/s/ Antonio Migliarese
Antonio Migliarese
Chief Financial Officer